 Exhibit 99.1

Trine II Acquisition Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing December 27, 2021

NEW YORK, December 23, 2021 /PRNewswire/ -- Trine II Acquisition Corp. (“Trine II”) announced today that holders of the units sold in Trine II’s initial public offering of 41,400,000 units may elect to separately trade the Class A ordinary shares and warrants included in the units commencing on or about December 27, 2021. Class A ordinary shares and warrants that are separated will trade on the New York Stock Exchange under the symbols “TRAQ” and “TRAQ.WS,” respectively. Those units not separated will continue to trade on the New York Stock Exchange under the symbol “TRAQ.U.” No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of the units will need to have their brokers contact Continental Stock Transfer & Trust Company, Trine II’s transfer agent, in order to separate the units into the Class A ordinary shares and warrants.

A registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on November 2, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Trine II, nor shall there be any offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Trine II Acquisition Corp.

Trine II is led by Leo Hindery, Jr., as chairman of the board of directors, and Pierre M. Henry, as the Chief Executive Officer. Trine II is a newly organized blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or business combination with one or more businesses.

Cautionary Note Concerning Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Trine II may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to Trine II or Trine II’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of Trine II’s management, as well as assumptions made by, and information currently available to, Trine II’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Trine II’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to Trine II or persons acting on Trine II’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Trine II, including those set forth in the “Risk Factors” section of Trine II’s registration statement and final prospectus relating to Trine II’s initial public offering filed with the SEC. Copies are available on the SEC’s website at www.sec.gov. Trine II undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by applicable law.

Contact:

Trine II Acquisition Corp.

Richard A. Miller

Executive Vice President and Chief Financial Officer

inquiries@trineacquisitioncorp.com